SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2007

PHARMOS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 1, 2007, Pharmos Corporation announced that Elkan Gamzu, Ph.D., Chief Executive Officer, will present at the Acumen BioFin Rodman & Renshaw 9th Annual Healthcare Conference on Monday, November 5, 2007 at 10:55 AM Eastern Time. The conference is taking place November 5-7, 2007 at the New York Palace Hotel in New York, New York. In the presentation, Dr. Gamzu will provide an update on Pharmos Corporation's business and product pipeline. A webcast of the presentation will be available and archived for 90 days after the conference at http://www.wsw.com/webcast/rrshq12/pars .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of November, 2007.

PHARMOS CORPORATION

By:	/s/ S. Colin Neill

Name:      S. Colin Neill

Title:        Senior Vice President and Chief Financial Officer